ADVANCED SERIES TRUST

AST Global Bond Portfolio

Supplement dated November 16, 2020 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Global Bond Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Douglas J. Peebles has announced his retirement from AllianceBernstein L.P. (AllianceBernstein) effective on or about December 31, 2020. Effective immediately, John Taylor will replace Douglas J. Peebles as a Portfolio Manager from AllianceBernstein for the Portfolio. The other individuals listed as Portfolio Managers for the Portfolio in the Summary Prospectus will continue to serve as such.

To reflect this change, the Summary Prospectus relating to the Portfolio is hereby revised as follows:

1.All references and information pertaining to Douglas J. Peebles are hereby deleted.

2.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus is hereby revised by adding the following with respect to Mr. Taylor:

Investment	Subadviser	Portfolio Manager	Title	Service Date
Manager

PGIM Investments	AllianceBernstein	John Taylor	Co-Head—	November 2020
LLC	L.P.		European Fixed
Income; Director—
Global Multi-Sector

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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